UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2007 (January 31, 2007)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4077 Forsyth Road, Macon, Georgia 31210
(Address of Principal Executive Offices)

(478) 757-8181
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition

On January 31, 2007, pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of September 15, 2006 (the ”Merger Agreement”), by and among Atlantic Southern Financial Group, Inc. (“Atlantic Southern”), Atlantic Southern Bank and First Community Bank of Georgia (“FCB”), Atlantic Southern and FCB completed the merger (the “Merger”) in which FCB merged with and into Atlantic Southern Bank, with Atlantic Southern Bank as the surviving bank.

Pursuant to the Merger Agreement, each share of FCB common stock outstanding at the effective time of the merger was converted into the right to receive 0.742555 shares of Atlantic Southern common stock. Atlantic Southern will pay an aggregate of approximately $16.5 million in Atlantic Southern common stock to FCB stockholders.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Merger and describing the merger consideration to be paid to the FCB stockholders is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after February 1, 2007.

(b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after February 1, 2007.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1 -               Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank and First Community Bank of Georgia.(1)

Exhibit 99.1             Press release dated February 1, 2007.

(1) Incorporated by reference to Appendix A of the Registration Statement on Form S-4 previously filed by Atlantic Southern with the Commission (File No. 333-138900).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: February 1, 2007	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank and First Community Bank.(1)

99.1	Press release dated February 1, 2007.

(1)    Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank and First Community Bank.